EXHIBIT 99.2

QUARTERLY FINANCIAL SUPPLEMENT
JUNE 30, 2012

KITE REALTY GROUP TRUST

INVESTOR RELATIONS CONTACTS:

Dan Sink, Chief Financial Officer
Dave Buell, Director of Accounting and Financial Reporting

30 S. MERIDIAN STREET • INDIANAPOLIS, INDIANA 46204 • 317.577.5600 • KITEREALTY.COM

SUPPLEMENTAL INFORMATION – JUNE 30, 2012

PAGE NO.	TABLE OF CONTENTS
3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three and Six Months Ended June 30
9	Funds from Operations and Other Financial Information for the Three and Six Months Ended June 30
10	Market Capitalization
10	Ratio of Debt to Total Undepreciated Assets as of June 30, 2012
11	Same Property Net Operating Income for the Three and Six Months Ended June 30
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of June 30
14	Schedule of Outstanding Debt as of June 30
17	Joint Venture Summary – Unconsolidated Properties
18	Condensed Combined Balance Sheets of Unconsolidated Properties
19	Top 10 Retail Tenants by Gross Leasable Area
20	Top 25 Tenants by Annualized Base Rent
21	Lease Expirations – Operating Portfolio
22	Lease Expirations – Retail Anchor Tenants
23	Lease Expirations – Retail Shops
24	Lease Expirations – Commercial Tenants
25	Summary Retail Portfolio Statistics Including Joint Venture Properties
26	Summary Commercial Portfolio Statistics
27	In-Process Development / Redevelopment Projects
28	Future Development / Redevelopment Projects
29	Geographic Diversification – Operating Portfolio
30	Operating Retail Properties
34	Operating Commercial Properties
35	Retail Operating Portfolio – Tenant Breakdown

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                             Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected markets in the United States. We are organized as a real estate investment trust ("REIT") for federal income tax purposes. As of June 30, 2012, we owned interests in 62 properties totaling approximately 9.3 million square feet and an additional 0.7 million square feet in four properties currently under in-process development.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of June 30, 2012

•	Operating Retail Properties	53
•	Operating Commercial Properties	4
•	Total Properties Under Redevelopment	5
	Total Operating and Redevelopment Properties	62
•	Properties Under In-Process Development	4
•	States	9
•	Total GLA/NRA of 57 Operating Properties	8,720,368
•	Owned GLA/NRA of 57 Operating Properties	5,993,668
•	Projected Owned GLA of In-Process Development and Redevelopment Projects	729,748
•	Percentage of Owned GLA/NRA Leased – Total Portfolio	93.0%
•	Percentage of Owned GLA Leased – Retail Operating	93.0%
•	Percentage of Owned NRA Leased – Commercial Operating	93.4%
•	Total Full-Time Employees	77

Stock Listing: New York Stock Exchange symbol: KRG

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	BMO Capital Markets	Raymond James
Kite Realty Group Trust	Mr. Paul E. Adornato, CFA	Mr. Paul Puryear/Mr. R. J. Milligan
30 South Meridian Street, Suite 1100	(212) 885-4170	(727) 567-2253/(727) 567-2660
Indianapolis, IN 46204	paul.adornato@bmo.com	paul.puryear@raymondjames.com
(317) 577-5609		Richard.milligan@raymondjames.com
dsink@kiterealty.com	Citigroup Global Markets
	Mr. Michael Bilerman/Mr. Quentin Velleley	RBC Capital Markets
Dave Buell, Director of Accounting & Financial Reporting	(212) 816-1383/(212) 816-6981	Mr. Rich Moore/Mr. Wes Golladay
Kite Realty Group Trust	michael.bilerman@citigroup.com	(440) 715-2646/(440) 715-2650
30 South Meridian Street, Suite 1100	Quentin.velleley@citi.com	rich.moore@rbccm.com
Indianapolis, IN 46204		wes.golladay@rbccm.com
(317) 713-5647	Hilliard Lyons
dbuell@kiterealty.com	Ms. Carol L. Kemple	Stifel, Nicolaus & Company, Inc.
	(502) 588-1839	Mr. Nathan Isbee
Transfer Agent:	Ckemple@hilliard.com	(443) 224-1346
nisbee@stifel.com
Broadridge	KeyBanc Capital Markets
Mr. Jason Fantry	Mr. Jordan Sadler/Mr. Todd Thomas	Wells Fargo Securities, LLC
51 Mercedes Way	(917) 368-2280/(917) 368-2286	Mr. Jeffrey J. Donnelly, CFA
Edgewood, NY 11717	tthomas@keybanccm.com	(617) 603-4262
(631) 274-2625	jsadler@keybanccm.com	jeff.donnelly@wachovia.com

Stock Specialist:

Barclays Capital
45 Broadway
20th Floor
New York, NY 10006
(646) 333-7000

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2012 to be filed on or about August 6, 2012, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the current recession;
•	financing risks, including the availability of and costs associated with sources of liquidity;
•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;
•	the level and volatility of interest rates;
•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;
•	the competitive environment in which the Company operates;
•	acquisition, disposition, development and joint venture risks;
•	property ownership and management risks;
•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;
•	potential environmental and other liabilities;
•	impairment in the value of real estate property the Company owns;
•	risks related to the geographical concentration of our properties in Indiana, Florida and Texas;
•	other factors affecting the real estate industry generally; and
•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and in our quarterly reports on Form 10-Q

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for a litigation charge in the first quarter of 2012 and the write-off of deferred financing costs in the second quarter of 2012.  We believe this supplemental information provides a meaningful measure of our operating performance.  We believe our presentation of adjusted FFO provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies.  FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

CORPORATE STRCUTURE CHART - JUNE 30, 2012

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	June 30, 2012	December 31, 2011
Assets:
Investment properties, at cost:
Land	$231,536,000	$238,129,092
Land held for development	35,979,859	36,977,501
Buildings and improvements	848,689,972	845,173,680
Furniture, equipment and other	4,753,291	5,474,403
Construction in progress	149,980,572	147,973,380
	1,270,939,694	1,273,728,056
Less: accumulated depreciation	(189,082,944)	(178,006,632)
	1,081,856,750	1,095,721,424
Cash and cash equivalents	8,296,769	10,042,450
Tenant receivables, including accrued straight-line rent of $11,432,061 and $11,398,347, respectively, net of allowance for uncollectible accounts	19,085,068	20,413,671
Other receivables	3,930,536	2,978,225
Investments in unconsolidated entities, at equity	22,174,655	21,646,443
Escrow deposits	8,789,868	9,424,986
Deferred costs, net	31,769,214	31,079,129
Prepaid and other assets	2,200,902	1,959,790
Total Assets	$1,178,103,762	$1,193,266,118

Liabilities and Equity:
Mortgage and other indebtedness	$652,665,427	$689,122,933
Accounts payable and accrued expenses	38,287,686	36,048,324
Deferred revenue and other liabilities,	13,352,512	12,636,228
Total Liabilities	704,305,625	737,807,485
Commitments and contingencies
Redeemable noncontrolling interests in the Operating Partnership	39,825,808	41,836,613
Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, 4,100,000 shares and 2,800,000 shares issued and outstanding, respectively	102,500,000	70,000,000
Common Shares, $.01 par value, 200,000,000 shares authorized 64,080,849 shares and 63,617,019 shares issued and outstanding, respectively	640,808	636,170
Additional paid in capital	450,191,474	449,763,528
Accumulated other comprehensive loss	(4,228,292)	(1,524,095)
Accumulated deficit	(119,938,104)	(109,504,068)
Total Kite Realty Group Trust Shareholders’ Equity	429,165,886	409,371,535
Noncontrolling Interests	4,806,443	4,250,485
Total Equity	433,972,329	413,662,020
Total Liabilities and Equity	$1,178,103,762	$1,193,266,118

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE AND SIX MONTHS (UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Revenue:
Minimum rent	$19,562,959	$18,202,471	$38,823,658	$35,800,908
Tenant reimbursements	4,665,765	4,682,691	9,904,487	9,698,223
Other property related revenue	847,453	1,414,060	2,070,881	2,302,593
Construction and service fee revenue	54,613	76,483	98,017	86,520
Total revenue	25,130,790	24,375,705	50,897,043	47,888,244
Expenses:
Property operating	4,240,446	4,415,221	8,868,994	9,168,549
Real estate taxes	3,169,255	3,522,033	6,823,906	6,742,327
Cost of construction and services	82,115	114,254	174,463	164,167
General, administrative and other	1,843,087	1,413,918	3,666,807	3,262,370
Litigation charge	—	—	1,289,446	—
Depreciation and amortization	10,486,899	9,611,307	19,917,406	18,506,263
Total expenses	19,821,802	19,076,733	40,741,022	37,843,676
Operating income	5,308,988	5,298,972	10,156,021	10,044,568
Interest expense	(6,398,553)	(5,497,349)	(12,874,350)	(11,055,845)
Income tax benefit (expense) of taxable REIT subsidiary	30,174	30,760	(7,390)	46,833
Income (loss) income from unconsolidated entities	382	92,220	(11,148)	4,595
Other income	47,835	93,582	85,963	142,620
(Loss) income from continuing operations	(1,011,174)	18,185	(2,650,904)	(817,229)
Discontinued operations:
Income from operations	42,425	85,883	173,924	143,986
Gain on sale of operating property, net of tax expense	93,891	—	5,245,880	—
Income from discontinued operations	136,316	85,883	5,419,804	143,986
Consolidated net (loss) income	(874,858)	104,068	2,768,900	(673,243)
Net loss attributable to noncontrolling interests	271,221	282,545	(1,825,799)	353,039
Net (loss) income attributable to Kite Realty Group Trust	(603,637)	386,613	943,101	(320,204)
Dividends on preferred shares	(2,114,063)	(1,443,750)	(3,691,876)	(2,887,500)
Net loss attributable to common shareholders	$(2,717,700)	$(1,057,137)	$(2,748,775)	$(3,207,704)

Net (loss) income per common share attributable to Kite Realty Group Trust common shareholders – basic and diluted
Loss from continuing operations attributable to common shareholders	$(0.04)	$(0.02)	$(0.09)	$(0.05)
Income from discontinued operations attributable to common shareholders	0.00	0.00	0.05	0.00
Net loss attributable to common shareholders	$(0.04)	$(0.02)	$(0.04)	$(0.05)

Weighted average common shares outstanding – basic and diluted	64,014,187	63,567,964	63,864,040	63,508,337
Dividends declared per common share	$0.06	$0.06	$0.12	$0.12

Loss attributable to Kite Realty Group Trust common shareholders:
Loss from continuing operations	$(2,839,225)	$(1,133,618)	$(5,720,804)	$(3,335,909)
Income from discontinued operations	121,525	76,481	2,972,029	128,205
Net loss attributable to Kite Realty Group Trust common shareholders	$(2,717,700)	$(1,057,137)	$(2,748,775)	$(3,207,704)

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION –
THREE AND SIX MONTHS

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Consolidated net (loss) income	$(874,858)	$104,068	$2,768,900	$(673,243)
Less dividends on preferred shares	(2,114,063)	(1,443,750)	(3,691,876)	(2,887,500)
Less net (loss) income attributable to noncontrolling interests in properties	(49,644)	(25,189)	(76,414)	(41,775)
Less gain on sale of operating property, net of tax expense	(93,891)	—	(5,245,880)	—
Add depreciation and amortization, net of noncontrolling interests	10,607,051	9,769,016	20,324,359	18,866,602
Funds From Operations of the Kite Portfolio1	7,474,595	8,404,145	14,079,089	15,264,084
Less redeemable noncontrolling interests in Funds From Operations	(798,279)	(916,052)	(1,524,773)	(1,670,645)
Funds From Operations allocable to the Company1	$6,676,316	$7,488,093	$12,554,316	$13,593,439

Basic FFO per share of the Kite Portfolio	$0.10	$0.12	$0.20	$0.21
Diluted FFO per share of the Kite Portfolio	$0.10	$0.12	$0.20	$0.21

Funds From Operations of the Kite Portfolio	$7,474,595	$8,404,145	$14,079,089	$15,264,084
Add back: litigation charge	—	—	1,289,446	—
Add back: accelerated amortization of deferred financing fees	500,028	—	500,028	—
Funds From Operations of the Kite Portfolio, as adjusted	$7,974,623	$8,404,145	$15,868,563	$15,264,084
Basic and Diluted FFO per share of the Kite Portfolio, as adjusted	$0.11	$0.12	$0.22	$0.21

Basic weighted average Common Shares outstanding	64,014,187	63,567,964	63,864,040	63,508,337
Diluted weighted average Common Shares outstanding	64,341,342	63,856,717	64,191,292	63,805,935
Basic weighted average Common Shares and Units outstanding	71,845,223	71,419,121	71,699,582	71,361,752
Diluted weighted average Common Shares and Units outstanding	72,172,379	71,707,874	72,026,834	71,659,350

Other Financial Information:
Capital expenditures2
Tenant improvements – Retail	$707,469	$318,842	$1,339,469	$1,083,634
Tenant improvements – Commercial	—	53,500	—	53,500
Leasing commissions – Retail	113,547	535,107	350,128	694,686
Leasing commissions – Commercial	40,101	—	40,101	—
Capital improvements3	368,223	174,704	566,074	277,143
Scheduled debt principal payments	1,697,680	1,191,843	3,481,926	2,383,565
Straight line rent – total	538,367	590,230	1,261,008	1,023,514
- term of lease	154,438		302,123
- pre-cash rent period – operating properties	313,880		791,276
- pre-cash rent period – development properties	70,049		167,609
Market rent amortization income from acquired leases	436,914	714,175	872,058	1,346,710
Market debt adjustment	2,021	107,714	39,237	215,428
Non-cash compensation expense	286,455	198,790	493,518	406,003
Capitalized interest	1,692,458	2,156,571	3,594,901	4,298,833
Mark to market lease amount in Deferred revenue and other liabilities on condensed consolidated balance sheet	8,822,998	9,521,534
Acreage of undeveloped, vacant land in the operating portfolio4	33.6
Mid-quarter rent commencement not recognized in income statement (annualized) 5	$117,673

____________________
1
“Funds From Operations of the Operating Partnership” measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

2	Excludes tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.
3	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
4	Not reflected in construction in progress and land held for development on the consolidated balance sheet (book value $7.1 million at June 30, 2012).
5	Reflects impact for full quarter for operating property tenants commencing cash rent in the quarter offset by terminated tenants.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

MARKET CAPITALIZATION AS OF JUNE 30, 2012

		Total		Percent of
	Percent of	Market		Total Market
	Total Equity	Capitalization		Capitalization
Equity Capitalization:

Total Common Shares Outstanding	89.1%	64,080,849

Operating Partnership ("OP") Units Outstanding	10.9%	7,812,498

Combined Common Shares and OP Units	100.0%	71,893,347

Market Price of Common Shares at June 30, 2012		$4.99

Series A Preferred Shares		102,500,000

Total Equity Capitalization		461,247,802		42%

Debt Capitalization:
Company Consolidated Outstanding Debt		652,665,427

Less: Partner Share of Consolidated Joint Venture Debt		(18,621,336)

Company Share of Outstanding Debt		634,044,091

Pro-rata Share of Unconsolidated Joint Venture Debt		5,776,000

Less: Cash and Cash Equivalents (Consolidated and Pro-rata share of unconsolidated Joint Venture cash)		(8,832,530)

Total Net Debt Capitalization		630,987,561		58%

Total Market Capitalization as of June 30, 2012		$1,092,235,363		100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF JUNE 30, 2012
Consolidated Undepreciated Real Estate Assets		$1,270,939,694
Company Share of Unconsolidated Real Estate Assets		25,000,726
Escrow and Other Deposits		8,789,868
		$1,304,730,288

Total Consolidated Debt		$652,665,427
Company Share of Joint Venture Debt		5,776,000
Less: Cash, including unconsolidated		(8,832,530)
		$649,608,897

Ratio of Net Debt to Total Undepreciated Real Estate Assets		49.8%

RATIO OF COMPANY SHARE OF DEBT TO EBITDA AS OF JUNE 30, 2012
Company share of:
- consolidated debt		$634,044,091
- unconsolidated debt		5,776,000
Less: Cash		(8,832,530)
		630,987,560
Q2 2012 EBITDA, annualized:
- consolidated	$63,183,548
- pro forma adjustment1	2,801,059
- minority interest EBITDA	(174,321)	65,810,286
		9.59	x

1
Represents full year effect of adjustments for seasonality of percentage rent, annualization of mid-second quarter rent commencement, annualizing Cove Center acquisition, normalizing other property related revenue and transaction costs.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended June 30,			Six Months Ended June 30,
	2012	2011	% Change	2012	2011	% Change
Number of properties at period end1	52	52		52	52

Leased percentage at period-end	92.7%	92.9%		92.7%	92.9%
Minimum rent	$16,219,590	$16,104,382		$32,371,855	$31,978,260
Tenant recoveries	4,126,494	3,918,687		8,359,780	8,317,136
Other income	411,772	416,802		1,092,897	908,919
	20,757,856	20,439,871		41,824,532	41,204,315

Property operating expenses	3,760,493	3,836,602		7,936,405	8,578,700
Real estate taxes	2,842,344	2,786,274		5,729,329	5,519,047
	6,602,837	6,622,876		13,665,734	14,097,747
Net operating income – same properties (52 properties)2	14,155,019	13,816,995	2.4%	28,158,798	27,106,568	3.9%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income – same properties	$14,155,019	$13,816,995		$28,158,798	$27,106,568
Other income (expense), net	(14,758,656)	(13,430,382)		(27,215,697)	(27,426,772)
Less: dividends on preferred shares	(2,114,063)	(1,443,750)		(3,691,876)	(2,887,500)
Net loss attributable to common shareholders	$(2,717,700)	$(1,057,137)		$(2,748,775)	$(3,207,704)

____________________
1	Same Property analysis excludes Courthouse Shadows, Oleander Place, Four Corner Square, Rangeline Crossing and Bolton Plaza as the Company pursues redevelopment of these properties.

2
Same Property net operating income is considered a non-GAAP measure because it excludes net gains from outlot sales, write offs of straight-line rent and lease intangibles, bad debt expense and related recoveries, the litigation charge, lease termination fees and significant prior year expense recoveries and adjustments, if any.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Revenue:
Minimum rent	$19,562,959	$19,260,699	$19,165,154	$18,572,493	$18,202,472
Tenant reimbursements	4,665,765	5,238,724	5,044,190	4,751,713	4,682,691
Other property related revenue	478,269	604,584	568,919	389,186	1,027,535
Parking revenue, net1	(14,526)	180,064	99,510	73,242	(32,470)
	24,692,467	25,284,071	24,877,773	23,786,634	23,880,228
Expenses:
Property operating – Recoverable2	3,299,270	3,493,320	3,402,000	3,331,577	3,133,379
Property operating – Non-Recoverable2	721,664	889,189	872,741	821,567	1,023,734
Real estate taxes	3,003,954	3,461,911	3,070,913	3,199,264	3,311,178
	7,024,888	7,844,420	7,345,654	7,352,408	7,468,291
Net Operating Income – Properties	17,667,579	17,439,651	17,532,119	16,434,226	16,411,937

Other Income (Expense):
Construction and service fee revenue	54,613	43,403	106,285	180,299	76,483
Cost of construction and services	(82,115)	(92,348)	(9,092)	(135,816)	(114,254)
General, administrative, and other	(1,793,654)	(1,758,996)	(1,619,726)	(1,374,659)	(1,413,918)
Transaction costs	(50,536)	(64,724)	—	(27,640)	(49,968)
	(1,871,692)	(1,872,665)	(1,522,533)	(1,357,816)	(1,501,657)
Earnings Before Interest, Taxes, Depreciation and Amortization	15,795,887	15,566,986	16,009,586	15,076,410	14,910,280

Litigation charge	—	(1,289,446)	—	—	—
Depreciation and amortization	(10,486,899)	(9,430,506)	(8,783,516)	(8,513,876)	(9,611,308)
Interest expense	(6,398,553)	(6,475,797)	(6,696,048)	(6,227,281)	(5,497,349)
Income tax benefit (expense) of taxable REIT subsidiary	30,174	(37,564)	74,022	(119,561)	30,760
Income (loss) from unconsolidated entities	382	(11,529)	89,181	239,852	92,220
Gain on sale of unconsolidated property, net	—	—	4,320,155	—	—
Other income	47,835	38,128	25,410	40,839	93,582
(Loss) income from continuing operations	(1,011,174)	(1,639,728)	5,038,790	496,383	18,185
Discontinued operations:
Operating income from discontinued operations	42,425	131,498	274,865	245,852	85,883
Gain (loss) on sale of operating property, net of tax expense4, 5, 6	93,891	5,151,989	(397,909)	—	—
Income (loss) from discontinued operations	136,316	5,283,487	(123,044)	245,852	85,883
Net (loss) income	(874,858)	3,643,759	4,915,746	742,235	104,068
Net loss (income) attributable to noncontrolling interest	271,221	(2,097,020)	(414,434)	57,931	282,545
Net income (loss) attributable to Kite Realty Group Trust	(603,637)	1,546,739	4,501,312	800,166	386,613
Dividends on preferred shares	(2,114,063)	(1,577,813)	(1,443,750)	(1,443,750)	(1,443,750)
Net (loss) income attributable to common shareholders	$(2,717,700)	$(31,074)	$3,057,562	$(643,584)	$(1,057,137)

NOI/Revenue	71.6%	69.0%	70.5%	69.1%	68.7%
Recovery Ratio3
– Retail Only	83.0%	84.9%	87.3%	80.9%	82.3%
– Total Portfolio	74.0%	75.3%	77.9%	72.8%	72.7%

____________________
1	Parking revenue, net, represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage.
2
Recoverable expenses include total management fee expense (or G&A expense of $0.4 million) allocable to the property operations in the three months ended June 30, 2012, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt and legal expenses.

3	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.
4	In June 2012, the Company sold its South Elgin Commons property. The operating results have been reclassified to discontinued operations for each period presented.
5	In February 2012, the Company sold its Gateway Shopping Center property. The operating results have been reclassified to discontinued operations for each period presented.
6	In December 2011, the Company sold its Martinsville Shops property. The operating results of this property were not material.

p.  12
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

SUMMARY OF OUTSTANDING DEBT AS OF JUNE 30, 2012

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate1	Weighted Average Maturity (in years)
Fixed Rate Debt
Consolidated	$337,558,889	52%	5.78%	5.4
Floating Rate Debt (Hedged)	154,543,234	23%	4.21%	6.4
Total Fixed Rate Debt	492,102,123	75%	5.28%	5.7
Variable Rate Debt:
Construction Loans	23,276,281	4%	3.09%	2.0
Other Variable	291,753,441	43%	2.77%	5.4
Floating Rate Debt (Hedged)	(154,543,234)	-23%	2.78%	-6.4
Unconsolidated	5,776,000	1%	3.00%	1.2
Total Variable Rate Debt	166,262,488	25%	2.82%	3.9
Net Premiums on Fixed Rate Debt	76,816	N/A	N/A	N/A
Total	$658,441,427	100%	4.66%	5.3

SCHEDULE OF MATURITIES BY YEAR
	Mortgage Debt			Construction Debt	Total Consolidated Outstanding Debt	KRG Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
	Scheduled Principal Payments	Term Maturities	Corporate Debt2
2012	$2,623,353	$-	$-	$-	$2,623,353	$-	$2,623,353
2013	5,483,183	11,827,490	-	7,000,000	24,310,673	5,776,000	30,086,673
2014	5,300,844	37,895,729	-	14,365,194	57,561,767	-	57,561,767
2015	5,112,791	38,301,942	-	1,911,087	45,325,820	-	45,325,820
2016	4,312,359	124,744,612	-	-	129,056,971	-	129,056,971
2017	2,675,493	52,417,480	114,074,200	-	169,167,173	-	169,167,173
2018	2,513,756	4,253,648	-	-	6,767,404	-	6,767,404
2019 and Beyond	6,327,931	86,447,519	125,000,000	-	217,775,450	-	217,775,450
Net Premiums on Fixed Rate Debt	76,816	-	-	-	76,816	-	76,816
Total	$34,426,526	$355,888,420	$239,074,200	$23,276,281	$652,665,427	$5,776,000	$658,441,427

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, consistent with the hedges’ designation.

2	This presentation reflects the Company’s exercise of its option to extend the maturity date by one year to April 30, 2017 for the Company’s revolving line of credit.

p.  13
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2012

CONSOLIDATED DEBT
Fixed Rate Debt		Interest Rate	Maturity Date	Balance as of June 30, 2012	Monthly Debt Service as of June 30, 2012
50th & 12th		5.67%	11/11/14	$4,169,161	$27,189
Bayport Commons1		5.44%	9/1/21	12,984,838	74,045
The Centre at Panola, Phase I		6.78%	1/1/22	3,148,390	36,583
Cool Creek Commons		5.88%	4/11/16	17,290,018	106,534
Eddy Street Commons		5.44%	9/1/21	25,227,684	143,860
Four Property Pool Loan		5.44%	9/1/21	42,936,529	244,843
Geist Pavilion		5.78%	1/1/17	11,070,284	65,135
Indian River Square		5.42%	6/11/15	12,757,711	74,850
International Speedway Square		5.77%	4/1/21	20,708,632	122,817
Kedron Village		5.70%	1/11/17	29,551,434	172,379
Pine Ridge Crossing		6.34%	10/11/16	17,379,660	108,823
Plaza Volente		5.42%	6/11/15	27,510,612	161,405
Preston Commons		5.90%	3/11/13	4,089,763	28,174
Riverchase Plaza		6.34%	10/11/16	10,427,796	65,294
Sunland Towne Centre		6.01%	7/1/16	24,745,477	150,048
30 South		6.09%	1/11/14	20,691,822	142,257
Traders Point		5.86%	10/11/16	45,442,712	283,478
Whitehall Pike		6.71%	7/5/18	7,426,366	77,436
Subtotal				$337,558,889	$$2,085,150

Floating Rate Debt (Hedged)		LIBOR Hedge Rate	Maturity Date	Balance as of June 30, 2012	Monthly Debt Service as of June 30, 2012
Associated Bank		1.35%	12/31/16	$15,100,000	$16,954
TD Bank		3.31%	1/3/17	14,443,234	39,839
Various Banks		1.52%	4/30/19	125,000,000	158,167
Subtotal				$154,543,234	$214,960
TOTAL CONSOLIDATED FIXED RATE DEBT				$492,102,123	$2,300,110
TOTAL NET PREMIUMS				$76,816

Variable Rate Debt: Mortgages	Lender	Interest Rate2	Maturity Date	Balance as of June 30, 2012
951 & 41	KeyBank	LIBOR+300	9/22/13	$7,800,000
Beacon Hill3	Fifth Third Bank	LIBOR+125	3/30/14	7,130,550
Eastgate Pavilion	Associated Bank	LIBOR+225	12/31/16	16,641,000
Fishers Station4	Old National Bank	LIBOR+340	6/30/14	3,572,706
Indiana State Motor Pool	Old National Bank	LIBOR+325	2/4/14	3,218,255
Ridge Plaza	TD Bank	LIBOR+325	1/3/17	14,316,730
Subtotal				$52,679,241

____________________
1		The Company has a preferred return, then a 60% interest.

2		At June 30, 2012, one-month LIBOR was 0.25%.

3		The Company has a preferred return, then a 50% interest. The loan is guaranteed by Kite Realty Group, LP.

4
The Company has a 25% interest in this property.  The loan is guaranteed by Kite Realty Group, LP, the operating partnership. In addition, the Company has a $4.3 million revolving line of credit that is secured by this property. This revolver has a maturity date of June 30, 2013 at an interest rate of LIBOR+305. There are no amounts outstanding under this line of credit as of June 30, 2012.

p.  14
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2012 (CONTINUED)

Variable Rate Debt: Construction Loans	Lender	Interest Rate1	Maturity Date	Total Commitment	Balance as of June 30, 2012
Bridgewater Marketplace2	Indiana Bank And Trust	LIBOR + 185	6/29/13	$7,000,000	$7,000,000
Delray Marketplace3	Bank of America/US Bank	LIBOR + 200	11/18/14	62,000,000	14,365,194
Zionsville Walgreens	Associated Bank	LIBOR + 225	6/30/15	4,704,000	1,911,087
Subtotal				$73,704,000	$23,276,281

Corporate Debt	Lender	Interest Rate1	Maturity Date		Balance as of June 30, 2012
Unsecured Credit Facility4	KeyBank (Admin. Agent)	LIBOR + 240	4/30/17		$114,074,200
Unsecured Term Loan	KeyBank (Admin. Agent)	LIBOR + 260	4/30/19		125,000,000
Floating Rate Debt (Hedged)5		Various	Various		(154,543,234)

TOTAL CONSOLIDATED VARIABLE RATE DEBT					160,486,488
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$652,665,427

____________________
1	At June 30, 2012, the one-month LIBOR interest rate was 0.25%.

2	The loan has a LIBOR floor of 3.15%.

3	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

4
Assumes Company exercises its option to extend the maturity by one year. The Company has 57 unencumbered properties of which 53 are wholly owned and used as collateral under the unsecured credit facility and four of which are owned in joint ventures.   The major unencumbered properties include: Broadstone Station, Cobblestone Plaza, The Corner, Coral Springs Plaza, Courthouse Shadows, Cove Center, Estero Town Commons, Four Corner Square, Fox Lake Crossing, Glendale Town Center, King's Lake Square, Lithia Crossing, Market Street Village, Oleander Place, PEN Products, Plaza at Cedar Hill, Rangeline Crossing, Rivers Edge, Red Bank Commons, Shops at Eagle Creek, Tarpon Bay Plaza, Traders Point II, Union Station Parking Garage, Wal-Mart Plaza and Waterford Lakes.

5	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, as the hedges are designated with various pieces of debt.

p.  15
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2012 (CONTINUED)

UNCONSOLIDATED DEBT

Variable Rate Debt - Construction Loans	Lender	Interest Rate1	Maturity Date	Total Commitment	Balance as of June 30, 2012
Parkside Town Commons2	Bank of America	LIBOR+275	8/31/13	$14,440,000	$14,440,000
Parkside Town Commons Joint Venture Partners' Share – 60%					(8,664,000)

KRG SHARE OF UNCONSOLIDATED DEBT – 40%					$5,776,000

TOTAL KRG CONSOLIDATED DEBT					652,665,427
TOTAL KRG DEBT					$658,441,427

____________________
1	At June 30, 2012, the one-month LIBOR interest rate was 0.25%.

2	The Company owns a 40% interest in Parkside Town Commons, which decreases to 20% at the commencement of construction.

p.  16
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

JOINT VENTURE SUMMARY - UNCONSOLIDATED PROPERTIES

During 2012, the Company owned the following unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company
Parkside Town Commons – Development Property1	40%

____________________

1	The Company's 40% interest in Parkside Town Commons will change to 20% upon commencement of construction. Parkside Town Commons is not yet operational.

p.  17
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(Parkside Town Commons)
(Unaudited)

	June 30, 2012	December 31, 2011
Assets:
Investment properties, at cost:
Construction in progress	$62,501,816	$62,108,456
	62,501,816	62,108,456
Less: accumulated depreciation	—	—
	62,501,816	62,108,456
Cash and cash equivalents	1,123,013	1,267,585
Other receivables	—	59,273
Escrow deposits	315,900	432,176
Total Assets	$63,940,729	$63,867,490

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$14,440,000	$14,440,000
Accounts payable and accrued expenses	920,156	742,475
Total Liabilities	15,360,156	15,182,475
Shareholders’ equity	48,580,573	48,685,015
Total Liabilities and Shareholders’ Equity	$63,940,729	$63,867,490
Company’s share of cash and cash equivalents	$535,761	$581,398
Company’s share of unconsolidated real estate assets	$25,000,726	$24,843,382
Company’s share of mortgage and other indebtedness	$5,776,000	$5,776,000

p.  18
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of June 30, 2012

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2012.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA1	Number of Anchor Owned Locations	Anchor Owned GLA2
Lowe's Home Improvement3	8	1,082,630	2	128,997	6	953,633
Target	6	665,732	0	0	6	665,732
Wal-Mart	4	618,161	1	103,161	3	515,000
Publix	7	340,142	7	340,142	0	0
Federated Department Stores	1	237,455	1	237,455	0	0
Bed Bath & Beyond / Buy Buy Baby	7	194,313	7	194,313	0	0
Beall's	4	186,607	3	150,163	1	36,444
Dick's Sporting Goods	3	171,737	3	171,737	0	0
Home Depot	1	140,000	0	0	1	140,000
PetSmart	5	126,992	5	126,992	0	0
	46	3,763,769	29	1,452,960	17	2,310,809

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

2	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	The Company has entered into one ground lease with Lowe’s Home Improvement for a total of 163,000 square feet, which is included in Anchor Owned GLA.

p.  19
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

TOP 25 TENANTS BY ANNUALIZED BASE RENT1,2

As of June 30, 2012

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2012.

Tenant	Type of Property	Number of Locations	Leased GLA/NRA2	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent1	Annualized Base Rent per Sq. Ft.3	% of Total Portfolio Annualized Base Rent
Publix	Retail	7	340,142	5.8%	$2,572,727	$7.56	3.3%
Bed Bath & Beyond / Buy Buy Baby	Retail	7	194,313	3.3%	2,127,622	10.95	2.7%
Lowe's Home Improvement	Retail	2	128,997	2.2%	1,764,000	6.04	2.2%
PetSmart	Retail	5	126,992	2.1%	1,709,775	13.46	2.2%
State of Indiana	Commercial	3	210,393	3.6%	1,635,911	7.78	2.1%
Marsh Supermarkets	Retail	2	124,902	2.1%	1,605,139	12.85	2.0%
Dick's Sporting Goods	Retail	3	171,737	2.9%	1,404,508	8.18	1.8%
Indiana Supreme Court	Commercial	1	75,488	1.3%	1,346,712	17.84	1.7%
Staples	Retail	4	89,797	1.5%	1,226,835	13.66	1.6%
Beall’s	Retail	3	150,163	2.5%	1,201,967	8.00	1.5%
Ross Stores	Retail	4	117,761	2.0%	1,188,144	10.09	1.5%
HEB Grocery Company	Retail	1	105,000	1.8%	1,155,000	11.00	1.5%
Toys “R” Us	Retail	2	80,600	1.4%	1,077,918	13.37	1.4%
Whole Foods	Retail	2	66,144	1.1%	1,043,976	15.78	1.3%
Office Depot	Retail	4	96,060	1.6%	1,027,338	10.69	1.3%
Best Buy	Retail	2	75,045	1.3%	911,993	12.15	1.2%
Kmart	Retail	1	110,875	1.9%	850,379	7.67	1.1%
Dominick's	Retail	1	65,977	1.1%	841,207	12.75	1.1%
TJX Companies	Retail	3	88,550	1.5%	834,813	9.43	1.1%
Michaels	Retail	3	68,989	1.2%	804,460	11.66	1.0%
Mattress Firm	Retail	8	32,405	0.5%	795,104	24.54	1.0%
City Securities Corporation	Commercial	1	38,810	0.7%	771,155	19.87	1.0%
A & P	Retail	1	58,732	1.0%	725,340	12.35	0.9%
Stein Mart	Retail	3	106,000	1.8%	706,750	6.67	0.9%
Nordstrom	Retail	1	35,200	0.6%	633,600	18.00	0.8%
TOTAL			2,759,072	46.8%	$29,962,373	$10.25	38.2%

____________________
1	Annualized base rent represents the monthly contractual rent for June 2012 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Annualized Base Rent per square foot is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

p.  20
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of June 30, 2012

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2012.

	Number of Expiring Leases1	Expiring GLA/NRA2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2012	46	184,693	3.1%	$2,693,822	3.52%	$14.59	$0
2013	79	406,634	6.9%	5,354,679	6.99%	13.17	72,000
2014	90	618,860	10.5%	7,921,443	10.35%	12.80	340,475
2015	90	711,894	12.1%	9,730,439	12.71%	13.67	198,650
2016	104	853,822	14.5%	8,175,512	10.68%	9.58	0
2017	93	654,549	11.1%	10,061,440	13.14%	15.37	279,300
2018	39	453,485	7.7%	5,365,305	7.01%	11.83	0
2019	23	201,477	3.4%	3,126,975	4.08%	15.52	33,000
2020	19	351,803	6.0%	3,637,570	4.75%	10.34	156,852
2021	30	401,815	6.8%	5,416,383	7.08%	13.48	0
Beyond	61	1,043,775	17.9%	15,067,138	19.69%	14.44	1,955,290
Total	674	5,882,807	100.0%	$76,550,706	100.0%	$13.01	$3,035,567

____________________
1	Lease expiration table reflects rents in place as of June 30, 2012 and does not include option periods; 2012 expirations include 16 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for June 2012 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p.  21
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of June 30, 2012

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2012.

	Number of Expiring Leases1,2	Expiring GLA/NRA3	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent4	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2012	3	71,037	1.2%	$447,848	0.6%	$6.30	$0
2013	3	135,271	2.3%	632,903	0.8%	4.68	0
2014	10	287,197	4.9%	2,562,713	3.4%	8.92	0
2015	17	482,309	8.2%	4,810,832	6.2%	9.97	0
2016	14	615,387	10.5%	3,496,253	4.6%	5.68	0
2017	15	388,016	6.6%	4,559,595	6.0%	11.75	0
2018	7	358,002	6.1%	3,265,682	4.3%	9.12	0
2019	6	150,989	2.6%	2,070,625	2.7%	13.71	0
2020	7	304,352	5.2%	2,521,021	3.4%	8.28	0
2021	10	331,359	5.6%	3,790,787	4.9%	11.44	0
Beyond	25	827,006	14.1%	10,714,509	13.9%	12.96	990,000
Total	117	3,950,925	67.2%	$38,872,768	50.8%	$9.84	$990,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.

2	Lease expiration table reflects rents in place as of June 30, 2012 and does not include option periods. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for June 2012 for each applicable property multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p.  22
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

LEASE EXPIRATIONS – RETAIL SHOPS

As of June 30, 2012

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business as of June 30, 2012.

	Number of Expiring Leases1	Expiring GLA/NRA1,2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2012	42	104,138	1.8%	$2,084,167	2.8%	$20.01	$0
2013	71	146,473	2.5%	3,169,828	4.1%	21.64	72,000
2014	77	168,975	2.9%	3,775,054	4.9%	22.34	340,475
2015	72	184,484	3.1%	4,140,100	5.4%	22.44	198,650
2016	90	238,435	4.1%	4,679,259	6.1%	19.62	0
2017	76	186,248	3.2%	4,069,022	5.3%	21.85	279,300
2018	31	88,444	1.5%	1,969,400	2.6%	22.27	0
2019	17	50,488	0.9%	1,056,350	1.4%	20.92	33,000
2020	11	37,382	0.6%	942,849	1.1%	25.22	156,852
2021	19	64,294	1.0%	1,483,864	1.9%	23.08	0
Beyond	31	117,719	2.0%	2,963,935	4.0%	25.18	965,290
Total	537	1,387,080	23.6%	$30,333,828	39.6%	$21.87	$2,045,567

____________________
1	Lease expiration table reflects rents in place as of June 30, 2012, and does not include option periods; 2012 expirations include 15 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for June 2012 for each applicable property multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p.  23
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of June 30, 2012

	Number of Expiring Leases1	Expiring NLA1	% of Total NRA Expiring	Expiring Annualized Base Rent2	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2012	1	9,518	0.2%	$161,806	0.2%	$17.00
2013	5	124,890	2.1%	1,551,947	2.0%	12.43
2014	3	162,688	2.8%	1,583,676	2.1%	9.73
2015	1	45,101	0.8%	779,507	1.0%	17.28
2016	0	0	0.0%	0	0.0%	0.00
2017	2	80,285	1.4%	1,432,824	1.9%	17.85
2018	1	7,039	0.1%	130,224	0.2%	18.50
2019	0	0	0.0%	0	0.0%	0.00
2020	1	10,069	0.2%	173,700	0.2%	17.25
2021	1	6,162	0.1%	141,732	0.2%	23.00
Beyond	5	99,050	1.6%	1,388,695	1.8%	14.02
	20	544,802	9.3%	$7,344,111	9.6%	$13.48

____________________
1	Lease expiration table reflects rents in place as of June 30, 2012 and does not include option periods. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for June 30, 2012 for each applicable property multiplied by 12. Excludes tenant reimbursements.

p.  24
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Company Owned GLA – Operating Retail1	5,410,070	5,393,433	5,492,894	5,219,373	5,133,713
Total GLA – Operating Retail1	8,136,770	8,110,074	8,395,291	8,109,910	8,026,604
Existing Owned GLA of Future Redevelopment Projects	307,805	388,494	388,494	417,671	417,671
Projected Owned GLA of In-Process Development and Redevelopment Projects	729,748	625,186	625,186	578,640	706,640
Projected Total GLA Under In-Process Development and Redevelopment2	915,859	811,297	813,797	1,107,257	1,418,000
Number of Operating Retail Properties	53	53	54	53	53
Number of Retail Properties under In-Process Development	4	3	3	2	3
Number of Retail Properties under Redevelopment	5	5	5	6	6
Percentage Leased – Operating Retail	93.0%	93.4%	93.3%	93.1%	93.0%
Annualized Base Rent & Ground Lease Revenue – Operating Retail Properties3 (excludes redevelopment)	$68,934,944	$69,246,689	$71,171,147	$65,314,333	$64,332,559

____________________
1
Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2
Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent in effect for each period shown, multiplied by 12. Excludes tenant reimbursements.

p.  25
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

Retail Portfolio	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Company Owned Net Rentable Area (NRA)1,4	583,598	583,598	580,849	580,849	580,849
Number of Operating Commercial Properties	4	4	4	4	4
Percentage Leased – Operating Commercial Properties4	93.4%	93.4%	93.3%	93.3%	93.3%
Annualized Base Rent – Commercial Properties2,3,4	$7,344,111	$7,336,563	$7,210,868	$7,220,928	$7,216,472

____________________
1
Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the 30 South property that includes approximately 850 parking spaces. It is managed by a third party.

2	Annualized Base Rent does not include tenant reimbursements or income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $779,507 from KRG and subsidiaries as of June 30, 2012.

4	Includes the office space at Eddy Street Commons.

p.  26
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

IN-PROCESS DEVELOPMENT / REDEVELOPMENT PROJECTS

Project	Project Type	Company Ownership %	MSA	Actual/ Projected Opening Date1	Projected Owned GLA2	Projected Total GLA3	Percent of Owned GLA Occupied4	Percent of Owned GLA Pre-Leased/ Committed5	Total Estimated Project Cost7	Cost Incurred as of June 30, 20126	Major Tenants and Non-owned Anchors
Delray Marketplace, FL8	Development	50%	Delray Beach	Q4 2012	260,686	265,399	0.0%	75.9%	$93,875	$59,914	Publix, Frank Theatres, Max's Grille, Charming Charlie, Chico's, White House/Black Market, Jos. A Bank
Holly Springs Towne Center (formerly New Hill Place), NC – Phase I	Development	100%	Raleigh	Q2 2013	204,936	374,334	0.0%	79.6%	57,000	22,609	Target (non-owned), Dick’s Sporting Goods, Marshall’s, Michael’s, PETCO
Oleander Place, NC	Redevelopment	100%	Wilmington	Q4 2011	45,386	47,386	77.6%	90.3%	5,000	2,103	Whole Foods
Four Corner Square / Maple Valley, WA 9	Redevelopment	100%	Seattle	Q4 2012	108,523	118,523	43.1%	83.5%	23,500	12,146	Johnson’s Home & Garden, Walgreens, Grocery Outlet
Rangeline Crossing (formerly The Centre), IN	Redevelopment	100%	Indianapolis	Q4 2012	83,693	83,693	32.4%	87.5%	15,500	329	Earth Fare, Old National Bank, Panera, National Drug Store
DePauw University Bookstore and Cafe, IN	Development	100%	Greencastle	Q3 2012	11,974	11,974	0.0%	100.0%	2,500	155	Follett Bookstore, Starbucks
Zionsville Walgreens, IN	Development	100%	Indianapolis	Q3 2012	14,550	14,550	0.0%	100.0%	5,200	2,592	Walgreens
Total In-Process Development / Redevelopment Projects					729,748	915,859	15.0%	81.2%	$202,575	$99,848
Cost incurred as of June 30, 2012 included in Construction in progress on consolidated balance sheet7										$97,299

____________________
1
Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.

5
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 46,875 square feet for which the Company has signed non-binding letters of intent.

6	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

7	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.

8	The Company owns Delray Marketplace through a joint venture (preferred return, then 50%).

9
Total estimated project cost for Maple Valley/Four Corner Square is shown net of projected sales of $9.9 million. The cost incurred represents the cost primarily related to the Maple Valley land and site work performed to date.

p.  27
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

FUTURE DEVELOPMENT / REDEVELOPMENT PROJECTS

Project	Project Type4	MSA	Existing Owned GLA	Estimated Total GLA1	Total Estimated Project Cost1,2	Cost Incurred as of June 30, 20122	Major Tenants and Non-owned Anchors
Consolidated–
Bolton Plaza, FL	Redevelopment	Jacksonville	172,938	172,938	$5,700	$3,149	Academy Sports & Outdoors
Courthouse Shadows, FL	Redevelopment	Naples	134,867	134,867	2,500	388	Publix, Office Max
Broadstone Station, NC	Development	Raleigh	—	345,000	19,100	15,778	Shops, Pad Sales, Jr. Boxes, Super Wal-Mart (non-owned)
Holly Springs Towne Center, NC Phase II	Development	Raleigh	—	170,000	44,300	15,543	Target (non-owned), Frank Theatres, and three Junior Anchors

Total Consolidated			307,805	822,805	$71,600	$34,858

Unconsolidated–
Parkside Town Commons, NC – Phase I3	Development	Raleigh	—	266,402	$59,100	$23,534	Target (non-owned), Grocery, Jr. Box
Parkside Town Commons, NC – Phase II3	Development	Raleigh	—	306,350	$75,900	$40,779	Frank Theatres, Jr. Boxes, Restaurants
Total Unconsolidated				572,752	135,000	64,313
KRG Current Share of Unconsolidated3				572,752	$27,000	$25,725
					20%	40%

____________________
1	Total Estimated Cost and Estimated Total GLA based on preliminary site plans and includes non-owned anchor space that exists or is currently under construction.

2	Dollars in thousands. Reflects both the Company's and partners' share of costs.

3
Parkside Town Commons is owned through a joint venture with Prudential Real Estate Investors. The Company’s interest in this joint venture is 40% as of June 30, 2012 and will be reduced to 20% at the time of project construction financing.

4	Redevelopment properties are not reflected in operating portfolio statistics.

Reconciliation of Construction In Progress to Consolidated Balance Sheet ($ in thousands):
Cost incurred for in-process developments (page 28)	$97,299
Cost incurred for future developments (above)	34,858
Rivers Edge (Arhaus Furniture in buildout phase)	1,229
New Hill – Phase III	5,962
Apex – Phase II (residual land and related sitework)	5,088
Miscellaneous tenant improvements and small projects	5,545
CIP on Consolidated Balance Sheet	$149,981

p.  28
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of June 30, 2012

	Number of Operating Properties1	Owned GLA/NRA2	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent3	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Indiana	24	2,403,904	40.1%	239	$30,543,055	41.7%	$13.48
• Retail	20	1,820,306	30.4%	219	23,198,944	31.7%	13.48
• Commercial	4	583,598	9.7%	20	7,344,111	10.0%	13.48
Florida	15	1,594,371	26.6%	207	19,308,508	26.4%	13.30
Texas	7	1,103,099	18.4%	84	12,268,124	16.8%	11.84
Georgia	3	300,116	5.0%	57	3,963,967	5.4%	14.62
Ohio	1	236,230	3.9%	7	2,139,270	2.9%	9.06
Illinois	2	182,830	3.1%	17	2,240,057	3.1%	13.24
New Jersey	1	115,088	1.9%	13	1,493,068	2.0%	15.90
Oregon	2	31,169	0.5%	13	568,055	0.8%	24.56
Washington	2	26,861	0.5%	4	719,384	1.0%	26.78
Total	57	5,993,668	100.0%	641	$73,243,488	100.0%	$13.14

____________________
1
This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of June 30, 2012 and excludes six retail properties under redevelopment.

2
Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company.  It does not include 29 parcels or outlots owned by the Company and ground leased to tenants, which contain 18 non-owned structures totaling approximately 357,104 square feet.  It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $3,035,567 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

p.  29
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

OPERATING RETAIL PROPERTIES – TABLE I

As of June 30, 2012

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Bayport Commons7	FL	Oldsmar	2008	2008	Developed	268,556	97,112	91.3%
Cobblestone Plaza	FL	Ft. Lauderdale	2011	2011	Developed	143,493	133,214	94.0%
Coral Springs Plaza	FL	Ft. Lauderdale	2004/2010	2004	Redeveloped	46,079	46,079	100.0%
Cove Center8	FL	Stuart	1984/2008	2012	Acquired	154,696	154,696	96.3%
Estero Town Commons7	FL	Naples	2006	2007	Developed	206,600	25,631	56.9%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	142,706	95.9%
International Speedway Square	FL	Daytona	1999	1999	Developed	242,995	233,495	92.2%
King's Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	90.5%
Lithia Crossing	FL	Tampa	2003	2011	Acquired	86,950	81,504	85.2%
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,515	96.3%
Riverchase Plaza	FL	Naples	1991/2001	2006	Acquired	78,380	78,330	96.3%
Shops at Eagle Creek	FL	Naples	1983	2003	Redeveloped	72,271	72,271	52.0%
Tarpon Bay Plaza	FL	Naples	2007	2007	Developed	276,346	82,547	95.1%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	90.9%
Waterford Lakes Village	FL	Orlando	1997	2004	Acquired	77,948	77,948	96.1%
Kedron Village	GA	Atlanta	2006	2006	Developed	282,125	157,409	90.5%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	81.6%
The Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	98.4%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	87.8%
Naperville Marketplace	IL	Chicago	2008	2008	Developed	169,600	83,758	98.1%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
54th & College	IN	Indianapolis	2008	2008	Developed	20,100	-	-
Beacon Hill7	IN	Crown Point	2006	2007	Developed	127,821	57,191	80.0%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	123,629	95.8%
Bridgewater Marketplace	IN	Indianapolis	2008	2008	Developed	50,820	25,975	68.3%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,107	124,583	95.6%
Eddy Street Commons (Retail Only)	IN	South Bend	2009	2010	Developed	88,143	88,143	92.8%
Fishers Station4	IN	Indianapolis	1989	2004	Acquired	116,885	116,885	91.1%
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	72.8%
Glendale Town Center	IN	Indianapolis	1958/2008	2008	Redeveloped	685,827	392,421	97.8%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	-	-
Hamilton Crossing Centre	IN	Indianapolis	1999	2004	Acquired	87,353	82,353	98.3%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,258	91.8%

____________________
*	Property consists of ground leases only and, therefore, no Owned GLA. 54th & College is a single ground lease property; Greyhound Commons has two of four outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of June 30, 2012, except for Greyhound Commons and 54th & College (see *).

4
This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $106,000. All remaining cash flow is distributed to the Company.

5	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

6
The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2013. The Company has four remaining five-year renewal options and a right of first refusal to purchase the land.

7	The Company owns and manages the following properties through joint ventures with third parties: Beacon Hill (50%); Cornelius Gateway (80%); Bayport Commons (60%); and Sandifur Plaza (95%).

8	This center was acquired at 161,000 total square feet and subsequently modified to 154,696 total square feet.

p.  30
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Rivers Edge	IN	Indianapolis	2011	2011	Redeveloped	149,209	149,209	100.0%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	49,330	100.0%
The Corner	IN	Indianapolis	1984/2003	1984	Developed	42,612	42,534	96.9%
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,684	99.2%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	61.8%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
Zionsville Place	IN	Indianapolis	2006	2006	Developed	12,400	12,400	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,088	115,088	81.6%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Cornelius Gateway7	OR	Portland	2006	2007	Developed	35,800	21,324	62.3%
Shops at Otty5	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Burlington Coat Factory6	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,214	94.2%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	163,625	156,625	100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	303,514	303,514	97.4%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	96.0%
Preston Commons	TX	Dallas	2002	2002	Developed	142,539	27,539	62.9%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,450	307,474	87.0%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
Sandifur Plaza7	WA	Pasco	2008	2008	Developed	12,552	12,361	100.0%
Total						8,136,770	5,410,070	93.0%

See prior page for footnote disclosure.

p.  31
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

OPERATING RETAIL PROPERTIES – TABLE II

As of June 30, 2012

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors3
Bayport Commons	FL	Oldsmar	$1,623,717	$ -	$1,623,717	2.36%	$18.32	PetSmart, Best Buy, Michaels, Target (non-owned)
Cobblestone Plaza	FL	Ft. Lauderdale	3,108,046	250,000	3,358,046	4.87%	24.81	Whole Foods, Party City, All Pets Emporium
Coral Springs Plaza	FL	Ft. Lauderdale	663,538	-	663,538	0.96%	14.40	Toys “R” Us/Babies “R” Us
Cove Center	FL	Stuart	1,337,801	-	1,337,801	1.94%	8.98	Beall’s, Publix
Estero Town Commons	FL	Naples	353,944	750,000	1,103,944	1.60%	24.27	Lowe's Home Improvement
Indian River Square	FL	Vero Beach	1,475,891	-	1,475,891	2.14%	10.78	Beall's, Office Depot, Target (non-owned), Lowe's Home Improvement (non-owned)
International Speedway Square	FL	Daytona	2,147,335	418,475	2,565,810	3.72%	9.98	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods
King's Lake Square	FL	Naples	908,436	-	908,436	1.32%	11.74	Publix, Retro Fitness
Lithia Crossing	FL	Tampa	975,958	72,000	1,047,958	1.52%	14.05	Stein Mart
Pine Ridge Crossing	FL	Naples	1,634,460	-	1,634,460	2.37%	16.09	Publix, Target (non-owned), Beall's (non-owned)
Riverchase Plaza	FL	Naples	1,077,784	-	1,077,784	1.56%	14.29	Publix
Shops at Eagle Creek	FL	Naples	614,135	55,104	669,239	0.97%	16.36	Staples, Lowe’s Home Improvement (non-owned)
Tarpon Bay Plaza	FL	Naples	1,612,288	100,000	1,712,288	2.48%	20.53	Cost Plus, A C Moore, Staples, Target (non-owned)
Wal-Mart Plaza	FL	Gainesville	833,025	-	833,025	1.21%	5.15	Books-A-Million, Save-A-Lot, Wal-Mart
Waterford Lakes Village	FL	Orlando	942,151	-	942,151	1.37%	12.57	Winn-Dixie
Kedron Village	GA	Atlanta	2,446,688	-	2,446,688	3.55%	17.18	Bed Bath & Beyond, Ross, PETCO, Target (non-owned)
Publix at Acworth	GA	Atlanta	645,107	-	645,107	0.94%	11.35	Publix
The Centre at Panola	GA	Atlanta	872,172	-	872,172	1.27%	12.13	Publix
Fox Lake Crossing	IL	Chicago	1,195,852	-	1,195,852	1.73%	13.74	Dominick's Finer Foods
Naperville Marketplace	IL	Chicago	1,044,205	-	1,044,205	1.51%	12.71	TJ Maxx, PetSmart, Caputo’s (non-owned)
50 South Morton	IN	Indianapolis	126,000	-	126,000	0.18%	63.00
54th & College	IN	Indianapolis	-	260,000	260,000	0.38%	-	The Fresh Market (non-owned)
Beacon Hill	IN	Crown Point	813,078	-	813,078	1.18%	17.76	Strack & Van Til (non-owned), Walgreens (non-owned)
Boulevard Crossing	IN	Kokomo	1,661,942	-	1,661,942	2.41%	14.03	PETCO, TJ Maxx, Ulta Salon, Kohl's (non-owned)
Bridgewater Marketplace	IN	Indianapolis	307,449	-	307,449	0.45%	17.33	Walgreens (non-owned)
Cool Creek Commons	IN	Indianapolis	1,900,401	-	1,900,401	2.76%	15.96	The Fresh Market, Stein Mart, Bang Fitness
Eddy Street Commons	IN	South Bend	1,918,706	-	1,918,706	2.78%	23.46	Hammes Bookstore, Urban Outfitters
Fishers Station	IN	Indianapolis	1,164,827	-	1,164,827	1.69%	10.94	Marsh Supermarkets, Goodwill, Dollar Tree
Geist Pavilion	IN	Indianapolis	767,126	-	767,126	1.11%	16.43	Goodwill, Ace Hardware
Glendale Town Center	IN	Indianapolis	2,531,142	-	2,531,142	3.67%	6.60	Macy’s, Landmark Theatres, Staples, Indianapolis Library, Lowe's Home Improvement (non-owned), Target (non-owned), Walgreens (non-owned)
Greyhound Commons	IN	Indianapolis	-	221,748	221,748	0.32%	-	Lowe's Home Improvement (non-owned)
Hamilton Crossing Centre	IN	Indianapolis	1,499,271	78,650	1,577,921	2.29%	18.52	Office Depot
Red Bank Commons	IN	Evansville	423,356	-	423,356	0.61%	13.46	Wal-Mart (non-owned), Home Depot (non-owned)

____________________
1
Annualized Base Rent Revenue represents the contractual rent for June 2012 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of June 30, 2012. Excludes tenant reimbursements.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

3	Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors3
Rivers Edge	IN	Indianapolis	2,831,115	-	2,831,115	4.11%	18.97	Buy Buy Baby, Nordstrom Rack, The Container Store, Arhaus Furniture
Stoney Creek Commons	IN	Indianapolis	491,323	-	491,323	0.71%	9.96	HH Gregg , Office Depot, Lowe's Home Improvement (non-owned)
The Corner	IN	Indianapolis	634,032	-	634,032	0.92%	15.38	Hancock Fabrics
Traders Point	IN	Indianapolis	4,099,682	435,000	4,534,682	6.58%	14.78	Dick's Sporting Goods, AMC Theatre, Marsh, Bed Bath & Beyond, Michaels, Old Navy, PetSmart
Traders Point II	IN	Indianapolis	758,295	-	758,295	1.10%	26.33
Whitehall Pike	IN	Bloomington	1,014,000	-	1,014,000	1.47%	7.86	Lowe's Home Improvement
Zionsville Place	IN	Indianapolis	257,200	-	257,200	0.37%	20.74
Ridge Plaza	NJ	Oak Ridge	1,493,068	-	1,493,068	2.17%	15.90	A&P Grocery, CVS
Eastgate Pavilion	OH	Cincinnati	2,139,270	-	2,139,270	3.10%	9.06	Best Buy, Dick's Sporting Goods, Value City Furniture, PetSmart, DSW
Cornelius Gateway	OR	Portland	278,806	-	278,806	0.40%	20.98	FedEx/Kinko’s
Shops at Otty	OR	Portland	289,249	136,300	425,549	0.62%	29.38	Wal-Mart (non-owned)
Burlington Coat Factory	TX	San Antonio	537,000	-	537,000	0.78%	5.00	Burlington Coat Factory
Cedar Hill Village	TX	Dallas	724,365	-	724,365	1.05%	17.39	24 Hour Fitness, JC Penney (non-owned)
Market Street Village	TX	Hurst	1,802,597	33,000	1,835,597	2.66%	11.51	Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby, Hancock Fabrics
Plaza at Cedar Hill	TX	Dallas	3,595,551	-	3,595,551	5.22%	12.17	Hobby Lobby, Office Max, Ross, Marshalls, Sprouts Farmers Market, Toys “R” Us/Babies “R” Us, DSW, Home Goods
Plaza Volente	TX	Austin	2,328,844	110,000	2,438,844	3.54%	15.52	H-E-B Grocery
Preston Commons	TX	Dallas	422,332	-	422,332	0.61%	24.38	Lowe's Home Improvement (non-owned)
Sunland Towne Centre	TX	El Paso	2,857,435	115,290	2,972,725	4.31%	10.69	PetSmart, Ross, Kmart, Bed Bath & Beyond, Specs Fine Wines
50th & 12th	WA	Seattle	475,000	-	475,000	0.69%	32.76	Walgreens
Sandifur Plaza	WA	Pasco	244,384	-	244,384	0.35%	19.77	Walgreens (non-owned)
Total			$65,899,377	$3,035,567	$68,934,944	100%	$13.10

See prior page for footnote disclosure.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

OPERATING COMMERCIAL PROPERTIES

As of June 30, 2012

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent1	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
30 South2	Indianapolis	1905/2002	Redeveloped	301,095	87.1%	$4,753,270	64.7%	$18.12	Indiana Supreme Court, City Securities, Kite Realty Group, Lumina Foundation
Pen Products	Indianapolis	2003	Developed	85,875	100.0%	834,705	11.4%	9.72	Indiana Dept. of Administration
Union Station Parking Garage3	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Indiana State Motorpool	Indianapolis	2004	Developed	115,000	100.0%	639,400	8.7%	5.56	Indiana Dept. of Administration
Eddy Street Office (part of Eddy Street Commons) 4	South Bend	2009	Developed	81,628	100.0%	1,116,736	15.2%	13.68	University of Notre Dame Offices
Total				583,598	93.4%	$7,344,111	100.0%	$13.48

____________________
1	Annualized Base Rent represents the monthly contractual rent for June 2012 for each applicable property, multiplied by 12. Excludes tenant reimbursements.

2	Annualized Base Rent includes $779,507 from the Company and subsidiaries as of June 30, 2012.

3	The garage is managed by a third party.

4
The Company also owns a 50% interest in an unconsolidated limited service hotel at Eddy Street Commons in South Bend, Indiana along with a parking garage that serves the hotel and the office and retail components of the property.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1

As of June 30, 2012

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent1				Annualized Base Rent per Leased Sq. Ft.
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total
Bayport Commons	FL	71,540	25,572	97,112	100.0%	66.9%	91.3%	$1,107,187	$ 516,530	$ -	$1,623,717	$15.48	$30.20	$18.32
Cobblestone Plaza	FL	68,169	65,045	133,214	100.0%	87.8%	94.0%	1,207,686	1,900,360	250,000	3,358,046	17.72	33.27	24.81
Coral Springs Plaza	FL	46,079	-	46,079	100.0%	0.0%	100.0%	663,538	-	-	663,538	14.40	-	14.40
Cove Center2	FL	130,915	23,781	154,696	100.0%	75.8%	96.3%	949,824	387,977	-	1,337,801	7.26	21.53	8.98
Estero Town Commons	FL	-	25,631	25,631	0.0%	56.9%	56.9%	-	353,944	750,000	1,103,944	-	24.27	24.27
Indian River Square	FL	109,000	33,706	142,706	100.0%	82.8%	95.9%	927,000	548,891	-	1,475,891	8.50	19.67	10.78
International Speedway Square	FL	203,457	30,038	233,495	100.0%	39.3%	92.2%	1,934,935	212,400	418,475	2,565,810	9.51	18.00	9.98
King's Lake Square	FL	49,805	35,692	85,497	100.0%	77.3%	90.5%	368,910	539,526	-	908,436	7.41	19.56	11.74
Lithia Crossing	FL	36,000	45,504	81,504	100.0%	73.5%	85.2%	234,000	741,958	72,000	1,047,958	6.50	22.19	14.05
Pine Ridge Crossing	FL	66,351	39,164	105,515	100.0%	90.0%	96.3%	627,628	1,006,832	-	1,634,460	9.46	28.57	16.09
Riverchase Plaza	FL	48,890	29,440	78,330	100.0%	90.1%	96.3%	386,231	691,553	-	1,077,784	7.90	26.06	14.29
Shops at Eagle Creek	FL	51,703	20,568	72,271	49.3%	58.7%	52.0%	356,678	257,457	55,104	669,239	14.00	21.33	16.36
Tarpon Bay Plaza	FL	60,151	22,396	82,547	100.0%	82.1%	95.1%	1,144,008	468,280	100,000	1,712,288	19.02	25.48	20.53
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	59.1%	90.9%	541,211	291,814	-	833,025	3.91	12.49	5.15
Waterford Lakes Village	FL	51,703	26,245	77,948	100.0%	88.5%	96.1%	408,452	533,699	-	942,151	7.90	22.98	12.57
Kedron Village	GA	68,846	88,563	157,409	100.0%	83.1%	90.5%	888,086	1,558,602	-	2,446,688	12.90	21.18	17.18
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	59.7%	81.6%	337,203	307,904	-	645,107	8.90	16.26	11.35
The Centre at Panola	GA	51,674	21,405	73,079	100.0%	94.4%	98.4%	413,392	458,780	-	872,172	8.00	22.71	12.13
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	63.6%	87.8%	841,207	354,645	-	1,195,852	12.75	16.85	13.74
Naperville Marketplace	IL	61,683	22,075	83,758	100.0%	92.8%	98.1%	719,379	324,826	-	1,044,205	11.66	15.86	12.71
50 South Morton	IN	-	2,000	2,000	0.0%	100.0%	100.0%	-	126,000	-	126,000	-	63.00	63.00
54th & College	IN	-	-	-	0.0%	0.0%	0.0%	-	-	260,000	260,000	-	-	-
Beacon Hill	IN	11,043	46,148	57,191	100.0%	75.2%	80.0%	132,516	680,562	-	813,078	-	19.60	17.76
Boulevard Crossing	IN	73,440	50,189	123,629	100.0%	89.8%	95.8%	864,100	797,842	-	1,661,942	11.77	17.71	14.03
Bridgewater Marketplace	IN	-	25,975	25,975	0.0%	68.3%	68.3%	-	307,449	-	307,449	-	17.33	17.33
Cool Creek Commons	IN	63,600	60,983	124,583	100.0%	91.0%	95.6%	643,200	1,257,201	-	1,900,401	10.11	22.66	15.96
Eddy Street Commons	IN	20,154	67,989	88,143	100.0%	90.7%	92.8%	342,618	1,576,088	-	1,918,706	17.00	25.57	23.46
Fishers Station	IN	72,212	44,673	116,885	100.0%	76.8%	91.1%	705,907	458,920	-	1,164,827	9.78	13.38	10.94
Geist Pavilion	IN	40,167	23,947	64,114	73.9%	71.0%	72.8%	372,080	395,046	-	767,126	12.53	23.25	16.43
Glendale Town Center	IN	319,538	72,883	392,421	100.0%	88.0%	97.8%	1,250,563	1,280,578	-	2,531,142	3.91	19.98	6.60
Greyhound Commons	IN	-	-	-	0.0%	0.0%	0.0%	-	-	221,748	221,748	-	-	-
Hamilton Crossing Centre	IN	30,722	51,631	82,353	100.0%	97.3%	98.3%	345,623	1,153,648	78,650	1,577,921	11.25	22.96	18.52
Red Bank Commons	IN	-	34,258	34,258	0.0%	91.8%	91.8%	-	423,356	-	423,356	-	13.46	13.46
Rivers Edge	IN	117,890	31,319	149,209	100.0%	100.0%	100.0%	2,080,785	750,330	-	2,831,115	17.65	23.96	18.97
Stoney Creek Commons	IN	49,330	-	49,330	100.0%	0.0%	100.0%	491,323	-	-	491,323	9.96	-	9.96
The Corner	IN	12,200	30,334	42,534	100.0%	95.6%	96.9%	88,450	545,583	-	634,032	7.25	18.81	15.38
Traders Point	IN	238,721	40,963	279,684	100.0%	94.3%	99.2%	3,154,656	945,026	435,000	4,534,682	13.21	24.48	14.78
Traders Point II	IN	-	46,600	46,600	0.0%	61.8%	61.8%	-	758,295	-	758,295	-	26.33	26.33
Whitehall Pike	IN	128,997	-	128,997	100.0%	0.0%	100.0%	1,014,000	-	-	1,014,000	7.86	-	7.86
Zionsville Place	IN	-	12,400	12,400	0.0%	100.0%	100.0%	-	257,200	-	257,200	-	20.74	20.74
Ridge Plaza	NJ	69,612	45,476	115,088	100.0%	53.5%	81.6%	959,586	533,481	-	1,493,068	13.78	21.94	15.90
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	1,999,770	139,500	-	2,139,270	8.63	31.00	9.06
Cornelius Gateway	OR	-	21,324	21,324	0.0%	62.3%	62.3%	-	278,806	-	278,806	-	20.98	20.98
Shops at Otty	OR	-	9,845	9,845	0.0%	100.0%	100.0%	-	289,249	136,300	425,549	-	29.38	29.38
Burlington Coat Factory	TX	107,400	-	107,400	100.0%	0.0%	100.0%	537,000	-	-	537,000	5.00	-	5.00
Cedar Hill Village	TX	32,231	11,983	44,214	100.0%	78.7%	94.2%	531,812	192,553	-	724,365	16.50	20.41	17.39
Market Street Village	TX	136,746	19,879	156,625	100.0%	100.0%	100.0%	1,335,407	467,190	33,000	1,835,597	9.77	23.50	11.51
Plaza at Cedar Hill	TX	244,121	59,393	303,514	100.0%	86.5%	97.4%	2,584,631	1,010,921	-	3,595,551	10.59	19.68	12.17
Plaza Volente	TX	105,000	51,333	156,333	100.0%	87.7%	96.0%	1,155,000	1,173,844	110,000	2,438,844	11.00	26.06	15.52
Preston Commons	TX	-	27,539	27,539	0.0%	62.9%	62.9%	-	422,332	-	422,332	-	24.38	24.38
Sunland Towne Centre	TX	265,037	42,437	307,474	88.1%	79.9%	87.0%	2,087,919	769,515	115,290	2,972,725	8.94	22.70	10.69
50th & 12th	WA	14,500	-	14,500	100.0%	0.0%	100.0%	475,000	-	-	475,000	32.76	-	32.76
Sandifur Plaza	WA	-	12,361	12,361	0.0%	100.0%	100.0%	-	244,384	-	244,384	-	19.77	19.77
Total		3,802,545	1,607,525	5,410,070	98.2%	80.6%	93.0%	$37,208,501	$28,690,877	$3,035,567	$68,934,944	$ 9.96	$22.14	$13.10

____________________
1	This table does not include annualized base rent from development property tenants open for business as of June 30, 2012. Excludes tenant reimbursements.

2	This center was acquired at 161,000 total square feet and subsequently modified to 154,696 total square feet.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/12